1 BancorpSouth, Inc. Common Stock Offering January 2012 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as
“anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the use of proceeds from the offering, pricing of the offering, impact of the proceeds from the offering on our capital, deposit composition, trends in the deposit base, the maturity of our CDs, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors.
These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, including the downgrade of sovereign credit ratings and the debt crisis in Europe, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, the Company’s ability to improve its internal controls adequately, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, limitations on the Company’s ability to declare and pay dividends, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.
Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Rule 433 Legend

This presentation is for informational purposes only and does not constitute an offer to sell securities. The Company has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus, all supplements to the prospectus, and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the
Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus, including any supplements, if you request it by contacting Stifel, Nicolaus & Company, Incorporated, One South Street, 15th Floor, Baltimore, MD 21202, telephone: (443) 224-1988 or email at
SyndicateOps@Stifel.com or by contacting the Morgan Stanley Prospectus Department at 180 Varick Street, 2 Floor, New York, New York 10014,
telephone: (866) 718-1649 or email at prospectus@morganstanley.com.
nd

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP'). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels. Management believes that tangible book value per share is important to investors who are interested in changes from period to period in book value per share exclusive of changes in tangible assets.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.
Non-GAAP Financial Disclaimer

Offering Overview

Issuer: BancorpSouth, Inc.
Exchange/Ticker: NYSE: BXS
Security Offered: Common stock
Closing Price: $12.32 per share (as of 1/13/12)
Offering Size: $100 million
Over-Allotment Option: 15%
Use of Proceeds:
General corporate purposes, including to maintain certain capital levels and liquidity at the holding company, potentially provide equity capital to the bank, and fund growth
Joint Bookrunners: Morgan Stanley / Stifel Nicolaus Weisel
Co-Managers: Stephens / Keefe Bruyette & Woods / Sandler O’Neill
Lock-Up: 90 Days for Company, Executive Officers and Directors
Expected Pricing Date: After close on Wednesday, January 18

Positive Asset Quality Trends
11.2% decline in non-performing loans and 5.6% decline in non-performing assets from Q3’11 to Q4’11
NPLs and NPAs have declined for three consecutive quarters
51% of nonaccrual loans paying as agreed
Leading Mid-South Regional Bank Serving our Communities for Over 100 Years
Diversified Revenue Stream
Stable net interest margin and historically over 35% of the revenue stream derived from noninterest sources
High Quality Deposit Franchise with a Stable Core Deposit Base
87% core deposits*
Cost of total deposits of 0.67%
Proven and Experienced Management Team
13% inside ownership including ESOP-held shares**
Investment Merits
At and for the three months ended December 31, 2011
*Includes all deposits except CDs>100K
**Insider ownership from SNL Financial as of 1/13/12

A Strategic Capital Raise
Data as of December 31, 2011
Pro forma capital ratios assume $94.8 million of net proceeds.

Improves capitalization at the
Holding Company and maintains
flexibility at the Bank
Increases Holding Company
liquidity
Enhances strategic flexibility
Positioned for recovery
Ability to invest
Opportunistic M&A
7.67%
10.15%
11.77%
8.36%
11.13%
12.75%
6.00%
8.00%
10.00%
12.00%
14.00%
TCE / TA Tier 1 Common
Ratio
Tier 1 Ratio
Q4'2011 Q4'2011 Pro Forma
Holding Company Capital Ratios

Strong core capital base
Did not rely on TARP/CPP or similar government assistance
Overview of BancorpSouth, Inc.
Data as of and for the year ended December 31, 2011
Insurance ranking from Business Insurance Magazine as of December 31, 2010
$13.0 billion in assets
287 locations with reach throughout an 9-state footprint
Customer-focused business model with comprehensive line of financial products and banking services for individuals and small to mid-size businesses
Nation’s 26 largest insurance agency / brokerage operation
Strong mortgage operations with production totaling $1.2 billion for 2011 th

Recent Operating Results
Dollars in millions, except per share data
*Represents both nonrecurring and noncash items that are included in income before taxes but are not considered to be a component of core operating earnings
12/31/11 9/30/11 6/30/11 3/31/11 12/31/10
Net interest revenue $107.5 $108.1 $109.9 $109.4 $110.2
Provision for credit losses 19.3 25.1 32.2 53.5 43.3
Noninterest revenue 65.3 62.1 75.1 68.3 74.0
Noninterest expense 135.9 130.7 137.1 130.0 123.5
Income (loss) before income taxes 17.7 14.3 15.7 (5.8) 17.4
Income tax provision (benefit) 4.4 2.4 2.9 (5.3) 1.6
Net income (loss) $13.3 $11.9 $12.8 ($0.5) $15.8
Net income (loss) per share:  diluted $0.16 $0.14 $0.15 ($0.01) $0.19
Nonrecurring/Noncash Items*
MSR valuation adjustment ($1.0) ($11.7) ($3.8) $2.5 $8.9
Security gains (losses), net -                  2.0                10.0             -                  (0.5)
Prepayment penalty on FHLB borrowings -                  -                  (9.8)              -                  -
Branch closure expense -                  (3.1)              -                  -                  -
Total nonrecurring/noncash items ($1.0) ($12.8) ($3.6) $2.5 $8.4
      Three Months Ended

Strategic Focus
Preserve strong capital and position the Company for economic recovery
Focus on asset quality
Pursue quality loan growth
Take advantage of market disruption
Grow core earnings through margin expansion and revenue growth
Expense control and reduction

Stable Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

3.68%
3.75% 3.77%
3.70%
3.69%
3.71%
3.66%
3.69%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2007 2008 2009 2010 3/31/11 6/30/11 9/30/11 12/31/11

Percentages and amounts based on data for the twelve months ended December 31, 2011
*Excludes net securities gains of $12.1 million and MSR Impairment of $13.7 million
Noninterest Revenue Composition
Noninterest revenue continues to be a
stable and significant source of revenue
Insurance and mortgage businesses
provide significant sources of noninterest
revenue
Historically, over 35% of total revenue
has been derived from noninterest
sources
Insurance commissions were up 6% for
2011 compared to 2010
Mortgage production volume totaled $1.2
billion for 2011
Total Noninterest Revenue of $272.4M*

Noninterest Revenue Composition
Diversified Revenue Stream
Mortgage
lending
11%
Card and
merchant
fees
16%
Service
charges
25%
Trust income
4%
Insurance
commissions
32%
Other
12%
$22M $22M
$21M
$18M
$23M $23M $22M
$19M
$62M
$66M
$72M
$66M $66M
$69M
$72M
$66M
$0
$20
$40
$60
$80
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Insurance Commissions All Other Non-Interest Revenue

Balance Sheet Summary
Dollars in millions, except per share
12/31/11 9/30/11 12/31/10
Total assets $12,996 $13,199 $13,615 (4.5) %
Cash and equivalents 499 500 272 83.5
Securities 2,514 2,482 2,709 (7.2)
Loans, net of unearned income 8,870 9,056 9,333 (5.0)
Allowance for credit losses (195) (200) (197) (1.0)
Total deposits 10,955 11,063 11,490 (4.7)
Short-term borrowings 375 451 443 (15.3)
Shareholders' equity 1,263 1,267 1,222 3.4
Book value per share 15.13 15.17 14.64 3.3
Tangible book value per share 11.68 11.71 11.17 4.6
12/31/11 vs 12/31/10
% Change

Core Deposit Franchise
Approximately 87% of total deposits are
core, yielding a 92% loan / core deposit
ratio
Noninterest bearing deposits have
grown approximately 10% since
December 31, 2010
Cost of total deposits for the quarter
ended December 31, 2011 was 0.67%
Over $1 billion in CDs are maturing over
the next two quarters at a weighted
average rate of approximately 1.26%
Non-core time deposits declined 19.2%
in 2011
As of and for the year ended December 31, 2011
$11.0B Total
Deposit Composition

Non-Interest Bearing
DDA
21%
Interest Bearing DDA
43%
Savings
9%
Time
27%

MS**
29%
TX & LA
19%
AR**
14%
Other*
10%
AL & FL Panhandle
8%
TN**
8%
MO
6%
Greater Memphis
6%
Home Equity
6%
Commercial & Industrial
16%
C&I Owner-
Occupied
15%
Construction, Acquisition
& Development
10%
Commercial
Real Estate
20%
Agricultural
3%
Consumer Mortgages
22%
Credit Cards
1%
Other
7%
Diversified Loan Portfolio
$8.9B Portfolio
Loans By Category Loans By Geography

% Change
As of Linked YOY
12/31/11 9/30/11 12/31/10
Q4'11 vs. Q3'11 Q4'11 vs. Q4'10
Commercial and industrial 1,474 $   1,503 $   1,491 $   (2.0%) (1.2%)
Real estate:
Consumer mortgages 1,945      1,966      1,952      (1.1%) (0.3%)
Home equity 514         523         543         (1.7%) (5.3%)
Agricultural 239         250         252         (4.1%) (5.1%)
Commercial and industrial-owner occupied 1,302      1,330      1,331      (2.1%) (2.2%)
Construction, acquisition and development 908         977         1,175      (7.0%) (22.7%)
Commercial 1,754      1,772      1,817      (1.0%) (3.5%)
Credit Cards 106         103         106         3.0% (0.1%)
Other 627         632         665         (0.8%) (5.7%)
Total 8,870 $   9,056 $   9,333 $   (2.0%) (5.0%)
Loan Portfolio
Continue to decrease exposure in the CAD portfolio
Excluding the impact of CAD portfolio - total loans declined 2.4% from December
31, 2010

Dollars in millions
Net loans and leases

Credit Quality Improvement

Non-performing loans decreased 11.2% from the previous quarter
Non-performing assets decreased 5.6% from the previous quarter
Both NPLs and NPAs have declined for three consecutive quarters
51% of non-accrual loans paying as agreed
85% of non-accrual loans were impaired and carried at 68% of unpaid principal balance (“UPB”)
Sales of OREO properties during the quarter totaled $16.7 million, resulting in no material net gain/loss.  OREO is carried at 54% of aggregate loan balances at time of foreclosure
At and for the three months ended December 31, 2011
“Paying as agreed” includes loans < 30 days past due with payments occurring at least quarterly

$60
$50
$40
$30
$20
$10
$0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$51
$52
$33
$23
$24
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
Net Charge-Offs
Net Charge-offs / Average loans
Loan Loss Reserves / Net Loans & Leases

BancorpSouth
Right Where You Are

Dollars in millions Net Charge-offs are Stabilizing 18

NPLs By Type & Location
NPLs By Category NPLs By Geography
As of December 31, 2011
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
*“Other” includes all other geographic regions and lines of business not managed by a geographic region
**Excludes the Greater Memphis Area

Consumer Mortgages
16%
Commercial & Industrial
4%
Home Equity
1%
Agricultural
2%
C&I Owner-
Occupied
13%
Construction, Acquisition
& Development
42%
Commercial
Real Estate
19%
Credit Cards
1%
Other
2%
AL & FL Panhandle
16%
AR**
8%
MS**
17%
MO
15%
Greater Memphis
13%
TN**
9%
TX & LA
18%
Other*
4%

($103M) 24% from peak

BancorpSouth
Right Where You Are

Non-Performing Loans
Newly identified non-accrual loans for quarters ended as of dates shown
Non-Performing Loans
$394M
$425M
$380M
$363M
$322M
$300
$350
$400
$450
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Newly Identified Non-Accrual Loans
$131M
$111M
$50M
$61M
$39M
$52M
$48M
$54M
$60M
$38M
$0
$50
$100
$150
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Newly Identified Non-Accrual Loans Loans 30-89 Days Past Due, Still Accruing

Conservative Impairments & OREO Carrying Value
85% of non-accrual loans are impaired and are
carried at 68% of UPB
As of December 31, 2011
Dollars in millions

OREO is carried at 54% of aggregate loan
balances at time of foreclosure
Total
Unpaid principal balance at time of foreclosure $319.1
Cumulative charge-offs and writedowns of OREO (145.3)
Current book value of OREO $173.8
Current book value / UPB 54%
Total
Unpaid principal balance of impaired loans $287.1
Cumulative charge-offs on impaired loans (52.2)
Allowance for impaired loans (39.7)
Net book value of impaired loans $195.2
Net book value / UPB 68%

Positive Asset Quality Trends
11.2% decline in non-performing loans and 5.6% decline in non-performing assets from Q3’11 to Q4’11
NPLs and NPAs have declined for three consecutive quarters
51% of nonaccrual loans paying as agreed
Leading Mid-South Regional Bank Serving our Communities for Over 100 Years
Diversified Revenue Stream
Stable net interest margin and historically over 35% of the revenue stream derived from noninterest sources
High Quality Deposit Franchise with a Stable Core Deposit Base
87% core deposits*
Cost of total deposits of 0.67%
Proven and Experienced Management Team
13% inside ownership including ESOP-held shares**
Investment Merits
At and for the three months ended December 31, 2011
*Includes all deposits except CDs>100K
**Insider ownership from SNL Financial as of 1/13/12

Appendix

Tangible Common Equity / Tangible Assets (TCE/TA)	As of 12/31/2011	As of 9/30/2011	As of 12/31/2010
(In Thousands, except ratios and per share data)			
Common Equity --> A	$1,262,912	$1,266,753	$1,222,244
Assets --> B	12,995,851	13,198,518	13,615,010
Intangibles --> C	287,910	288,723	289,720
Tangible Common Equity --> D=A-C	975,002	978,030	932,524
Tangible Assets --> E=B-C	12,707,941	12,909,795	13,325,290
Tangible Book Value Per Share			
Total Equity / Total Assets (%) --> F=A/B	9.72%	9.60%	8.98%
Tangible Common Equity / Tangible Assets (%) --> G=D/E	7.67%	7.58%	7.00%
Common Shares Outstanding --> H	83,484	83,489	83,482
Tangible Book Value Per Share --> I=D/H	11.68	11.71	11.17

BancorpSouth
Right Where You Are

Non-GAAP Financial Reconciliation 24